UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2006
Consolidated Water Co. Ltd.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	0-25248 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
Regatta Office Park, Windward 3 — 4th FL
West Bay Road, P.O. Box 1114 GT
Grand Cayman, Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
345-945-4277
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 10, 2006, Consolidated Water Co. Ltd. issued a press release announcing its results of operations for the third quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     99.1 Press release issued by Consolidated Water Co. Ltd. on November 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Water Co. Ltd.
Dated: November 10, 2006	By:	/s/ David Sasnett
David Sasnett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Consolidated Water Co. Ltd. on November 10, 2006.

4